EXHIBIT 99.1

INTL FCStone Inc. Agrees to an All-cash Acquisition of GAIN Capital Holdings, Inc. at $6.00 Per Share

–	Strong combined cash flows with an increase in client float of ~$1B

–	Acquisition expected to enhance margins, EPS and return on equity

–	Broadened offering and new retail distribution channel for a diverse product portfolio

–	Expanded client segments and geographic market opportunities

–	Technological assets and expertise to drive platform digitization

–	Combined transactional flow to increase revenue capture

–	Consolidated infrastructure to drive cost synergies

NEW YORK, NY, February 27, 2020 - INTL FCStone Inc. (NASDAQ: INTL) (“INTL FCStone”) today announced that it has entered into a definitive agreement to acquire GAIN Capital Holdings, Inc. (NYSE: GCAP) (“GAIN”), which has been approved by the Board of Directors of both INTL FCStone and GAIN. INTL FCStone has agreed to acquire GAIN for $6.00 per share in an all-cash transaction representing approximately $236 million in equity value. As part of the transaction, INTL intends to make an offer at closing to repurchase GAIN’s $92 million convertible notes due 2022. GAIN’s $60 million convertible notes due 2020 will be repaid from GAIN’s cash on hand prior to closing.
GAIN serves more than 130,000 retail and institutional investors through its FOREX.com and City Index platforms, among other channels. As a result of the combination, GAIN’s customers will benefit from a richer product offering, and the expanded resources and greater scale of the combined firm. By acquiring GAIN, INTL FCStone, in turn, will add a new digital platform to its global financial network, significantly expanding its offering to retail clients, as well as a complementary futures business. The acquisition is expected to increase INTL’s transaction flows and raise client float by ~$1 billion. The acquisition of GAIN’s digital assets and expertise will also accelerate the digitization of INTL FCStone’s platform.
Sean O’Connor, CEO of INTL FCStone, commented on the transaction, “By leveraging INTL FCStone’s products and services, we can enhance GAIN’s product offering to drive market share growth by capturing additional business from existing clients, as well as enable the acquisition of new clients. As a clearer, we can enhance margins on their transaction flow, and by combining the transactional flows, we believe we can increase revenue capture by internally crossing more spreads and getting better execution from markets. In addition, as a result of the elimination of GAIN’s public company costs and the consolidation of our two infrastructures, we expect to enhance our earning power.”
Glenn Stevens, CEO of GAIN commented on the transaction, “GAIN’s business fits naturally within INTL FCStone’s diversified and scaled franchise, and our shareholders will benefit from this combination by receiving a substantial premium in an all-cash transaction. GAIN was founded over 20 years ago with the intention of providing traders with low-cost access to foreign exchange markets. By joining INTL, we see an incredible opportunity to leverage their capabilities and ecosystem of products, and to deliver an even more comprehensive offering to our customers. Bringing together GAIN’s expertise in serving the retail customer and INTL’s unparalleled access to the financial markets creates an exciting value proposition and enables the combined group to serve a wider range of customers.”
Mr. O’Connor concluded, “This transaction is priced at a 12% premium to GAIN’s tangible book value and we anticipate will be immediately accretive to return on equity and earnings. We expect the cost and capital synergies of this merger will enable us to realize positive returns from the transaction even amid today’s multi-decade lows in volatility, and position us for significant upside as FX market conditions normalize. In the meantime, we believe the increase in diversity of our portfolio in terms of product and customer segments will reduce the overall volatility of our revenues.”
Sean O’Connor will continue to lead the combined firm, while GAIN CEO Glenn Stevens will continue to lead the former GAIN business within INTL FCStone.

The transaction is expected to close in mid-2020, subject to approval by GAIN’s stockholders, regulatory approvals and customary closing conditions. VantagePoint Capital Partners, Michael Spencer’s private investment group IPGL, and Glenn Stevens, representing 44% of GAIN’s outstanding voting power in aggregate, have entered into agreements to vote in favor of the transaction.
Jefferies LLC is acting as exclusive financial advisor to INTL FCStone and has provided $350 million of committed debt financing for the acquisition. DLA Piper is serving as INTL’s legal counsel, GCA Advisors LLC is acting as financial advisor to GAIN and Davis Polk & Wardwell LLP is serving as its legal counsel.
Webcast and Conference Call Information
The company will host a conference call to discuss the transaction today at 11:00 am ET. A live web cast of the conference call as well as additional information to review during the call will be made available in PDF form at http://www.intlfcstone.com. Additionally, the Company will file the additional information reviewed on the call as an exhibit to its Report on Form 8-K. Participants can also access the call by dialing 1-844-466-4112 (within the United States and Canada), or 1-408-337-0136 (international callers) approximately ten minutes prior to the start time.
A replay of the call will be available at http://www.intlfcstone.com approximately two hours after the call has ended and will be available through March 5, 2020. To access the replay, dial 1-855-859-2056 (within the United States and Canada), or 1-404-537-3406 (international callers) and enter the replay passcode 6391358.
About INTL FCStone Inc.
INTL FCStone Inc. (NASDAQ: INTL) connects its clients with the global markets across asset classes - providing execution, post-trade settlement, clearing and custody. Clients use its digital platforms, market intelligence and high-touch service to manage their market risk, pursue trading opportunities, make investments efficiently, and improve their business performance.
Further information on INTL FCStone is available at www.intlfcstone.com.
About GAIN Capital Holdings, Inc.
GAIN Capital Holdings, Inc. provides innovative trading technology and execution services to retail and institutional investors worldwide, with multiple access points to OTC markets and global exchanges across a wide range of asset classes, including foreign exchange, commodities, and global equities. GAIN Capital is headquartered in Bedminster, New Jersey, with a global presence across North America, Europe and the Asia Pacific regions. For further company information, visit www.gaincapital.com.
Media Contact:
Jay A. Morakis
M Group Strategic Communications (for INTL FCStone Inc.)
1-646-859-5951
jmorakis@mgroupsc.com

Forward Looking Statements
This press release contains “forward-looking statements” within the meaning of “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are identified by words such as “may,” “should,” “expects,” “anticipates,” “assumes,” “can,” “will,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates” or “plans.”  These forward-looking statements include, among other things, statements relating to the expected results of the merger with GAIN, including any anticipated cost or capital synergies associated therewith, operating efficiencies and results, growth, client and stockholder benefits, accretion, financial benefits or returns, key assumptions, the expected timing of the closing of the merger, integration costs and transaction costs, expected timing and use of proceeds of any financing, our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters.  These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to be materially different from any anticipated results expressed or implied by these forward-looking statements, including, among others, (i) the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement, (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain GAIN stockholder approval and regulatory approvals, (iii) the announcement and pendency of the merger may disrupt our or GAIN’s business operations, (iv) anticipated benefits of the merger, including the realization of revenue, accretion, financial benefits or returns and other cost and capital synergies may not be fully realized or may take longer to realize than expected, (v) adverse changes in economic, political and market conditions, such as price levels and volatility in the commodities, securities and foreign exchange markets in which we and GAIN operate, (vi) losses from our market-making and trading activities arising from counter-party failures and changes in market conditions, (vii) the possible loss of key personnel or GAIN key personnel, (viii) the impact of increasing competition, (ix) the impact of changes in government regulation, (x) the possibility of liabilities arising from violations of federal and state securities laws, (xi) the impact of changes in technology in the securities and commodities trading industries and (xii) other risks and uncertainties. You should read cautionary statements made as being applicable to all related forward-looking statements wherever they appear in this press release. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward‑looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, if at all. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they were made.  Except as expressly required under federal securities laws and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), we do not have any obligation, and do not undertake, to update any forward-looking statements to reflect events or circumstances arising after the date of this press release, whether as a result of new information, future events or otherwise.  All forward-looking statements attributable to us are expressly qualified by these cautionary statements.
Additional Information and Where to Find It
This press release may be deemed solicitation material in respect of the proposed acquisition of GAIN by INTL FCStone. In connection with the proposed merger, GAIN will file with the SEC and furnish to GAIN’s stockholders a proxy statement and other relevant documents. This press release does not constitute a solicitation of any vote or approval. Stockholders of GAIN are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.
Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement will be available free of charge through GAIN’s website at www.ir.gaincapital.com as soon as reasonably practicable after it is electronically filed with the SEC.
The directors, executive officers and certain other members of management and employees of each of GAIN and INTL FCStone may be deemed “participants” in the solicitation of proxies from stockholders of GAIN in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of GAIN in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about GAIN’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with GAIN’s 2019 Annual Meeting of Shareholders, filed with the SEC on April 30, 2019.
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